Exhibit 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-32308, 333-85483, 333-100650, 333-103196,
333-105822, 333-110838, 333-112321, 333-113156 and 333-114734) and Form S-8
(Nos. 333-31684, 333-57558 and 333-73578) of our report dated September 12,
2003, relating to the financial statements as of and for the years ended December 31, 2002 and 2001 of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange, which appear in this Form 8-K.

BDO Seidman, LLP
New York, New York

June 9, 2004